SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2004

(Date of earliest event reported)

R&G FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	0-22137	66-0532217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Jesús T. Piñero Ave., Hato Rey, San Juan, Puerto Rico	00918

(Address of principal executive offices)	(Zip Code)

(787) 758-2424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EX-99.1 INVESTOR PRESENTATION

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibit is included with this Report:

          Exhibit 99.1 Investor Presentation

Item 9. Regulation FD Disclosure

     The executive officers of R&G Financial (the “Company”) intend to utilize the presentation attached as Exhibit 99.1 to this Form 8-K, in whole or in part, at presentations in meetings with analysts and investors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION
By:	/s/ Joseph R. Sandoval
Joseph R. Sandoval
Executive Vice President and Chief Financial Officer

Date: June 1, 2004